UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   May 8, 2012

HOUSTON WIRE & CABLE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

10201 North Loop East
Houston, TX	77029
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (713) 609-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 8, 2012, the Board of Directors of the Company amended Sections 3.3 and 4.7 of the Company’s By-Laws. The amendment, which took effect upon adoption, clarifies that the Chairman of the Board shall preside at meetings of the stockholders and of the board of directors. A copy of the amendment to the By-laws of the Company is filed as Exhibit 3.1 and is incorporated by reference. A copy of the By-laws of the Company, as amended and restated, is filed as Exhibit 3.2.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 8, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, 16,956,767 shares of common stock, par value $.001, or approximately 95.15% of the 17,820,440 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy.  Set forth below are the matters acted upon by Company stockholders at the Annual Meeting, and the final voting results on each such matter.

Proposal I:  Election of Directors.   The number of votes cast for and withheld from each nominee, as well as the number of broker non-votes, were as follows:

Name of Nominee	Votes For	Votes Withheld

Michael T. Campbell	14,506,863	59,754

I. Stewart Farwell	14,505,032	61,585

Peter M. Gotsch	13,852,745	713,872

James L. Pokluda III	14,508,719	57,898

Wilson B. Sexton	14,437,508	129,109

William H. Sheffield	14,436,902	129,715

Scott L Thompson	14,427,821	138,796

 There were 2,390,150 broker non-votes as to Proposal I.

All seven nominees were elected.

Proposal II:  Ratification of Selection of Independent Registered Public Accounting Firm.   The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes For as a Percentage of Votes Present at the Meeting	Votes Against	Abstentions
16,347,271	96.4%	605,273	4,223

There were no broker non-votes as to Proposal II.

Proposal II received the affirmative vote of the holders of at least a majority of the shares of common stock present at the Annual Meeting and therefore was adopted.

Proposal III:  Advisory Vote Relating to Executive Compensation.   The number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:

Votes For	Votes For as a Percentage of Votes Present at the Meeting	Votes Against	Abstentions
14,372,009	98.66%	132,028	62,580

There were 2,390,150 broker non-votes as to Proposal III.

Proposal III received the affirmative vote of the holders of at least a majority of the shares of common stock present at the Annual Meeting and therefore was adopted.

Item 8.01. Other Events

On May 9, 2012, the Company announced that its Board of Directors declared a cash dividend of $0.09 per share, payable on May 25, 2012 to stockholders of record at the close of business on May 18, 2012. The Company’s press release dated May 9, 2012 is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.1 Amendment to By-laws, dated as of May 8, 2012.

3.2 By-laws, as amended and restated through May 8, 2012.

99.1 Press Release of Houston Wire & Cable Company dated May 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date: May 11, 2012	By:	/s/ Nicol G. Graham
Name: Nicol G. Graham
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to By-laws, dated as of May 8, 2012.

3.2	By-laws, as amended and restated through May 8, 2012.

99.1	Press release of Houston Wire & Cable Company dated May 9, 2012.